UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 13, 2012

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 Wewatta Street

Denver, CO 80202

(Address of principal executive offices including Zip Code)

(303) 405-2100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed on May 21, 2012, DaVita Inc. (the “Company”), Seismic Acquisition LLC, a California limited liability company and a wholly owned subsidiary of the Company (“Merger Sub”), HealthCare Partners Holdings, LLC, a California limited liability company (“HCP”), and Robert D. Mosher, as the Member Representative, entered into an Agreement and Plan of Merger, providing for the merger of HCP with Merger Sub.

The Company is filing this current report on Form 8-K to provide certain financial information with respect to the proposed acquisition of HCP. Specifically, this current report on Form 8-K provides: (1) the Company’s unaudited pro forma condensed consolidated financial statements as of and for the year ended December 31, 2011 and the six months ended June 30, 2012, relating to the proposed acquisition of HCP and the offering of notes and the use of proceeds therefrom, attached hereto as Exhibit 99.1; (2) HCP’s audited financial statements as of December 31, 2011 and 2010, and for each of the three years in the periods ended December 31, 2011, attached hereto as Exhibit 99.2 and (3) HCP’s unaudited financial statements as of June 30, 2012 and for the three and six months ended June 30, 2012 and 2011, attached hereto as Exhibit 99.3. The information in Exhibit 99.2 and 99.3 was provided by HCP. The information in each of Exhibits 99.1, 99.2 and 99.3 is incorporated herein by reference.

Attached hereto as Exhibit 23.1, for the purpose of incorporation by reference to the Company’s Registration Statement on Form S-3 filed on August 13, 2012, is the consent of Ernst & Young LLP, the independent auditors to HCP, related to the consolidated financial statements of HCP as of December 31, 2011 and 2010, and for each of the three years in the periods ended December 31, 2011.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	DaVita Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the year ended December 31, 2011 and the six months ended June 30, 2012.

99.2	HCP audited financial statements as of December 31, 2011 and 2010, and for each of the three year periods ended December 31, 2011.

99.3	HCP unaudited financial statements as of June 30, 2012 and for the three and six months ended June 30, 2012 and 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: August 13, 2012	By:	/s/ James K. Hilger
James K. Hilger
Interim Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	DaVita Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the year ended December 31, 2011 and six months ended June 30, 2012.

99.2	HCP audited financial statements as of December 31, 2011 and 2010 and for each of the three year periods ended December 31, 2011.

99.3	HCP unaudited financial statements as of June 30, 2012 and for the three and six months ended June 30, 2012 and 2011.